UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported May 25, 2006




                            FirstFed Financial Corp.
                            ------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                   1-9566                    95-4087449
      --------                   ------                    ----------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California,           90401-1490
-------------------------------------------------          ------------
   (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Total number of pages is 4
                          Index to Exhibit is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of April 30, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

            99.1  Monthly Financial Data as of April 30, 2006 (Unconsolidated)

                              S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.



Dated: May 25, 2006                 By: /s/ Douglas J. Goddard
                                        ----------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

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
                                INDEX TO EXHIBITS



Item                                                                    Page

99.1  Monthly Financial Information as of April 30, 2006                   4








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
                                  EXHIBIT 99.1
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                                          First Federal Bank of California, fsb
                                  MONTHLY REPORT OF OPERATIONS Unconsolidated Financial
                                                        Highlights
                                                         Unaudited
                                                   (Dollars in thousands)

                                As of, for   As of,for     As of,for   As of,for the    As of,for
                                the month    the month     the month    4 months       the 4 months
                                  ended       ended         ended        ended            ended
                                April 30,    March 31,     April 30,    April 30,      April 31,
                                   2006        2006          2005         2006            2005
                                   ----        ----          ----         ----            ----
Cash and investment          $     382,008 $     396,042 $     256,462  $    382,008   $    256,462
securities
Total assets                 $  10,512,908 $  10,569,288 $   8,756,054  $ 10,512,908   $  8,756,054

LOANS:
Total mortgage-backed        $      67,632 $      69,296 $      89,489  $     67,632   $     89,489
securities
Total loans, net             $   9,734,700 $   9,776,444 $   8,170,414  $  9,734,700   $  8,170,414

Loans originated/purchased:
  Single family loans        $     175,738 $     215,447 $     426,769  $    821,662   $  1,580,170
  Multi-family loans                15,077        29,803        33,700        78,224        169,464
  Commercial real estate
    loans                            1,230         2,662            --         7,340         18,304
  Other                              4,368         4,781         8,168        14,953         17,604
                               ------------  ------------  ------------  ------------  -------------
                             $     196,413 $     252,693 $     468,637  $    922,179   $  1,785,542
                               ============  ============  ============  ============  =============

Percentage of ARMs
    originated:                        100%          100%          100%          100%           100%

Loan repayments:
  Single family loans        $     186,847 $     224,970 $      95,662  $    701,557   $    329,766
  Multi-family and
    commercial real
    estate loans                    41,686        13,012        22,883       118,115        106,412
  Other                              1,686         8,059         1,997        20,215         23,508
                               ------------  ------------  ------------  ------------  -------------
                             $     230,219 $     246,041 $     120,542  $    839,887   $    459,686
                               ============  ============  ============  ============  =============

Loans sold                   $       5,270 $       7,642 $          --  $     20,410   $         --

Percentage of portfolio in
    adjustable rate loans            96.49%        96.37%        93.89%        96.49%         93.89%
Non-performing assets
    to total assets                   0.12%         0.07%         0.08%         0.12%          0.08%

BORROWINGS:
Federal Home Loan Bank
    Advances                 $   3,458,000 $   3,755,000 $   3,096,213  $  3,458,000   $  3,096,213
Reverse repurchase
    agreements               $   1,021,000 $     966,000 $   1,231,978  $  1,021,000   $  1,231,978

DEPOSITS:
Retail deposits              $   2,623,403 $   2,660,946 $   2,473,726  $  2,623,403   $  2,473,726
Wholesale deposits               2,609,631     2,402,271     1,393,025     2,609,631      1,393,025
                               ------------  ------------  ------------  ------------  -------------
                             $   5,233,034 $   5,063,217 $   3,866,751  $  5,233,034   $  3,866,751
                               ============  ============  ============  ============  =============

Net increase (decrease)      $     169,817 $     367,634 $      58,689  $    847,980   $     81,856

AVERAGE INTEREST RATES (CONSOLIDATED):
--------------------------------------
Yield on loans                        6.83% (1)     6.95% (1)     5.07% (1)     6.70% (1)      4.95% (1)
Yield on investments                  4.89% (2)     5.85% (2)     3.63% (2)     4.92% (2)      3.66% (2)
Yield on earning assets               6.71%         6.87%         4.99%         6.60%          4.87%
Cost of deposits                      3.67%         3.64%         1.95%         3.43%          1.85%
Cost of borrowings                    4.63%         4.61%         2.96%         4.42%          2.78%
Cost of money                         4.13%         4.12%         2.47%         3.93%          2.31%
Earnings spread                       2.58%         2.75%         2.52%         2.67%          2.57%
Effective net spread                  2.79%         2.99%         2.64%         2.87%          2.69%

(1) Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2) Reflects the inclusion of average FHLB stock and related dividend income.





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